Exhibit 99.1
Cyxtera Announces Fourth Quarter and Full-Year 2021 Results
Miami, FL – March 22, 2022 – Cyxtera (NASDAQ: CYXT), a global leader in data center colocation and interconnection services, today released financial results for the quarter and full-year ended December 31, 2021.

“We're pleased to report continued execution of our business plan in the fourth quarter, delivering solid growth in 2021, our first year as a publicly traded company,” said Nelson Fonseca, Cyxtera’s Chief Executive Officer. “Further, the midpoint of our 2022 guidance implies year-over-year Revenue and Transaction Adjusted EBITDA growth of 6% and 9%, respectively. Our team is focused on driving innovation on behalf of our customers while continuing to invest in our business for future growth. We are excited about the opportunities ahead of us in 2022, as we expand our platform in key geographies and further our commitment to being responsible stewards of the environment and good partners to the communities in which we operate.”
Q4 and Full-Year 2021 Financial Highlights
•Total revenue increased by $5.7 million, or 3.3% year over year, to $178.4 million in the fourth quarter.
•Recurring revenue increased by $6.4 million, or 3.9% year over year, to $170.3 million in the fourth quarter.
•Core revenue increased by $11.6 million, or 7.7% year over year, to $162.5 million in the fourth quarter.
•Net Loss of $65.6 million in the quarter; Transaction Adjusted EBITDA1 increased by $0.8 million, or 1.7% year over year, to $48.0 million, principally due to higher revenue and improvements in SG&A.
•Full-year total revenue increased by $13.2 million, or 1.9% year over year, to $703.7 million.
•Full-year recurring revenue increased by $14.1 million, or 2.1% year over year, to $671.5 million.
•Full-year Core revenue increased by $43.8 million, or 7.4% year over year, to $639.2 million.
•Full-year Net Loss of $257.9 million; Transaction Adjusted EBITDA1 increased by $8.9 million, or 4.1% year over year, to $224.4 million.
Q4 and Full-Year 2021 Business Highlights
•Average monthly Core churn of 0.8% in 2021 was an improvement of 20 basis points over 2020, and average monthly Core churn of 0.6% in the fourth quarter was an improvement of 60 basis points over the same quarter of last year.
•Full-year interconnection revenue accounted for 11% of total revenue, and grew 11% year over year.
•Stabilized occupancy was 71.4% at year-end 2021, an increase of 430 basis points from year-end 2020.
•Customer adoption of Cyxtera's Digital Exchange platform grew 56% year over year.
•Introduced SmartCabs, which is an extension of Digital Exchange that provides customers with dedicated, on-demand colocation cabinets complete with built-in power and integrated, configurable, core network fabric.
•Successfully completed business combination with Starboard Value Acquisition Corp. ("SVAC") to become a publicly traded company in July 2021.
•Announced and completed the redemption of 20.2 million outstanding public and private warrants.
•Continued to de-lever the balance sheet with year-end 2021 net financial leverage of 3.8x, a decrease of 180 basis points year over year.
•Credit ratings upgraded to B- and B3 by both S&P and Moody’s, respectively, and stable outlooks issued from both agencies.

“We executed well in 2021 and continue to see good returns on our organic investments. As a public company, Cyxtera now has access to new capital sources to fuel continued growth, accelerate product and technology innovation, and enhance our ability to quickly meet customer needs and support further strategic go-to-market efforts,” said Carlos Sagasta, Cyxtera’s Chief Financial Officer. "The purposeful steps we have taken to strengthen our balance sheet and reduce financial leverage enables us to continue to fund future growth and supports our strong outlook for 2022."
2022 Outlook
Cyxtera issued full-year 2022 guidance; details are summarized in the table below.

2022 Guidance
($ in millions)
	2021 Results	2022 Guidance	Y/Y % Change
Revenue	$703.7	$730 - $760	4% - 8%
Transaction Adjusted EBITDA	$224.4	$235 - $253	5% - 13%
Maintenance Capital Expenditures	$21.3	$26 - $28	22% - 32%
% of Revenue	3.0%	3.6% - 3.7%	60 bps - 70 bps
Expansion Capital Expenditures	$67.3	$102 - $127	52% - 89%

Q4 2021 Results Conference Call and Replay Information
Cyxtera will host a conference call and webcast to discuss its quarterly and full-year results for the period ended December 31, 2021, on Tuesday, March 22, 2022, at 8:30 AM Eastern Time. The live webcast of the call can be accessed at the Cyxtera Investor Relations website at http://ir.cyxtera.com/ along with the Company’s earnings press release and earnings presentation designed to accompany the discussion of the financial results. Participants can also register for the webcast at https://www.incommglobalevents.com/registration/q4inc/10307/cyxtera-q4-2021-earnings-call/.
The U.S. dial-in for the call is 1-646-904-5544 (1-929-526-1599 for non-U.S. callers); access code 740263. A replay of the conference call will be available until March 29, 2022, at 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on Cyxtera’s Investor Relations website for one year. The U.S. dial-in for the conference call replay is 1-866-813-9403 (+44-204-525-0658). The replay access code is 532977.
1A complete reconciliation of Net Loss to Transaction Adjusted EBITDA is included in the financial tables included in this release.

Investor Presentation and Supplemental Financial Information
Concurrently with holding its conference call, Cyxtera will make available on its website a presentation designed to accompany the discussion of the company’s financial results along with supplemental financial information. When available, the presentation and supplemental financial information can be accessed on the Cyxtera Investor Relations website at http://ir.cyxtera.com/.
Upcoming Conferences and Events
•J.P. Morgan Global Tech, Media & Communications Conference
•RBC Data Infrastructure Investor Conference
•Nareit REITWeek 2022 Investor Conference
About Cyxtera
Cyxtera is a global leader in data center colocation and interconnection services. The company operates a footprint of 61 data centers in 28 markets around the world, providing services to more than 2,300 leading enterprises and U.S. federal government agencies. Cyxtera brings proven operational excellence, global scale, flexibility, and customer-focused innovation together to provide a comprehensive portfolio of data center and interconnection services. For more information, please visit www.cyxtera.com.
Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the federal securities laws. Forward looking statements contained in this press release include statements concerning Cyxtera’s estimated financial performance for 2022. Because forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Cyxtera’s control. Actual results and conditions (financial or otherwise) may differ materially from those indicated in the forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results and conditions to differ materially from those indicated in the forward-looking statements, including, but not limited to, the effects of the COVID-19 pandemic on Cyxtera’s business or future results, including supply chain disruptions; increases in interest rates; fluctuations in energy prices; fluctuations in foreign currency exchange rates in the markets in which Cyxtera operates internationally; inflation; prolonged power outages, shortages or capacity constraints; physical and electronic security breaches and cyber-attacks, which could disrupt Cyxtera’s operations; any failure of Cyxtera’s physical infrastructure or negative impact on its ability to provide its services, or damage to customer infrastructure within its data centers; inadequate or inaccurate external and internal information, including budget and planning data, which could lead to inaccurate financial forecasts and inappropriate financial decisions; Cyxtera’s fluctuating operating results; Cyxtera's ability to maintain its credit ratings; Cyxtera’s government contracts, which are subject to early termination, audits, investigations, sanctions and penalties; Cyxtera’s reliance on third parties to provide internet connectivity to its data centers; and the incurrence of goodwill and other intangible asset impairment charges, or impairment charges to Cyxtera’s property and equipment, which could result in a significant reduction to its earnings. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the “Risk Factors” disclosed in Cyxtera’s filings with the Securities and Exchange Commission ("SEC") from time to time. There may be additional risks that Cyxtera does not presently know or that it currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Cyxtera’s expectations, plans or forecasts of future events and views as of the date of this press release. Accordingly, you should not place undue reliance upon any such forward-looking statements in this press release. Neither Cyxtera nor any of its affiliates assume any obligation to update this press release, except as required by law.

Statement Regarding Non-GAAP Financial Measures
This press release contains Transaction Adjusted EBITDA, which is a supplemental measure that is not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). Transaction Adjusted EBITDA represents the measure of EBITDA disclosed to SVAC in connection with its consideration of the business combination transaction between SVAC and Cyxtera. Cyxtera defines Transaction Adjusted EBITDA as net income (loss) before the following items: depreciation and amortization, interest and other expenses, income tax (benefit) / expense, equity-based compensation, straight-line rent adjustment, amortization of favorable / unfavorable leasehold interest & asset retirement obligation accretion, stand-up separation & other, restructuring costs & other, and impairment on note and other receivables from affiliate. As a Non-GAAP financial measure, Transaction Adjusted EBITDA excludes items that are significant in understanding and assessing Cyxtera’s financial results or position. Therefore, this measure should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Cyxtera’s presentation of this measure may not be comparable to similarly-titled measures used by other companies. You should review Cyxtera’s unaudited financial statements and the reconciliation of the non-GAAP financial measures included in this press release to the most directly comparable GAAP financial measures provided in this release and not rely on any single financial measure to evaluate Cyxtera’s business.

This press release also includes certain projections of non-GAAP financial measures concerning Cyxtera. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Cyxtera is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

CYXTERA TECHNOLOGIES, INC.
Consolidated Balance Sheets
As of December 31, 2021, and 2020
(unaudited, in millions, except share information)

	2021	2020
Assets:
Current assets:
Cash	$52.4	$120.7
Accounts receivable, net of allowance of $0.3 and $1.4	18.3	33.5
Prepaid and other current assets	37.5	41.9
Due from affiliates	—	117.1
Total current assets	108.2	313.2

Property and equipment, net	1,530.8	1,580.7
Goodwill	761.7	762.2
Intangible assets, net	519.8	586.3
Other assets	16.7	23.7
Total assets	$2,937.2	$3,266.1

Liabilities and shareholders' equity:
Current liabilities:
Accounts payable	$57.9	$48.9
Accrued expenses	65.3	88.4
Due to affiliates	—	22.7
Current portion of long-term debt, capital leases and other financing obligations	50.3	65.0
Deferred revenue	60.7	60.2
Other current liabilities	10.0	6.8
Total current liabilities	244.2	292.0

Long-term debt, net of current portion	896.5	1,311.5
Capital leases and other financing obligations, net of current portion	937.8	933.1
Deferred income taxes	29.9	77.8
Warrant liabilities	64.7	—
Other liabilities	158.2	93.9
Total liabilities	2,331.3	2,708.3

Commitments and contingencies
Shareholders' equity:
Preferred Stock, $0.0001 par value; 10,000,000 shares authorized; none issued and outstanding	—	—
Class A common stock, $0.0001 par value; 500,000,000 shares authorized; 166,207,190 and 115,745,455 shares issued and outstanding as of December 31, 2021, and December 31, 2020, respectively	—	—
Additional paid-in capital	1,816.5	1,504.6
Accumulated other comprehensive income	10.8	16.7
Accumulated deficit	(1,221.4)	(963.5)
Total shareholders' equity	605.9	557.8
Total liabilities and shareholders' equity	$2,937.2	$3,266.1

CYXTERA TECHNOLOGIES, INC.
Consolidated Statements of Operations
For the Years Ended December 31, 2021, and 2020
(unaudited, in millions, except for share information)

	2021	2020
Revenues	$703.7	$690.5
Operating costs and expenses:
Cost of revenues, excluding depreciation and amortization	390.5	390.5
Selling, general and administrative expenses	112.8	115.5
Depreciation and amortization	240.6	231.8
Restructuring, impairment, site closures and related costs	69.8	—
Transaction- related costs	5.2	—
Recovery of notes receivable from affiliate	—	(97.7)
Total operating costs and expenses	818.9	640.1

(Loss) income from operations	(115.2)	50.4
Interest expense, net	(164.9)	(169.4)
Other expenses, net	(0.1)	(0.3)
Change in fair value of the warrant liabilities	(25.5)	—
Loss from operations before income taxes	(305.7)	(119.3)
Income tax benefit (expense)	47.8	(3.5)
Net loss	$(257.9)	$(122.8)

Loss per Share
Basic and diluted	$(1.94)	$(1.06)

Weighted average number of shares outstanding
Basic and diluted	133,126,171	115,745,455

CYXTERA TECHNOLOGIES, INC.
Consolidated Statements of Operations
For Three Months Ended December 31, 2021, and 2020
(unaudited, in millions, except for share information)

	Q4 2021	Q4 2020
Revenues	$178.4	$172.7
Operating costs and expenses:
Cost of revenues, excluding depreciation and amortization	103.1	103.2
Selling, general and administrative expenses	33.1	34.0
Depreciation and amortization	60.0	59.4
Restructuring, impairment, site closures and related costs	1.4	—
Recovery of notes receivable from affiliate	—	(115.9)
Total operating costs and expenses	197.6	80.7

(Loss) income from operations	(19.2)	92.0
Interest expense, net	(35.6)	(41.6)
Other expenses, net	1.1	1.8
Change in fair value of the warrant liabilities	(22.8)	—
Loss (income) from operations before income taxes	(76.5)	52.2
Income tax expense	10.9	19.2
Net (loss) income	$(65.6)	$71.4

(Loss) Income Earnings per Share
Basic and diluted	$(0.40)	$0.62

Weighted average number of shares outstanding
Basic and diluted	165,978,746	115,745,455

CYXTERA TECHNOLOGIES, INC.
Consolidated Statements of Cash Flows
For Years Ended December 31, 2021, and 2020
(unaudited, in millions)

	2021	2020
Net loss	$(257.9)	$(122.8)
Cash flows from operating activities:
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	240.6	231.8
Restructuring, impairment, site closures and related costs	2.0	—
Amortization of favorable/unfavorable leasehold interests, net	3.7	3.1
Loss on extinguishment of debt and amortization of debt issuance costs and fees, net	10.1	5.8
Recovery of notes receivable from affiliate	—	(97.7)
Equity-based compensation	9.5	8.2
Reversal of provision for doubtful accounts	(1.2)	(5.5)
Change of fair value of warrant liabilities	25.5	—
Deferred income taxes	(48.2)	1.1
Non-cash interest expense, net	9.7	12.0
Changes in operating assets and liabilities, excluding impact of acquisitions and dispositions:
Accounts receivable	16.4	37.4
Prepaid and other current assets	3.6	15.0
Due from affiliates	—	0.8
Other assets	6.5	4.3
Accounts payable	(10.1)	(7.1)
Accrued expenses	(22.9)	10.2
Due to affiliates	(22.7)	(2.1)
Other liabilities	61.2	22.1
Net cash provided by operating activities	25.8	116.6
Cash flows from investing activities:
Purchases from property and equipment	(77.5)	(83.2)
Amounts received from (advanced to) affiliate	117.1	(19.4)
Net cash provided by (used in) investing activities	39.6	(102.6)
Cash flows from financing activities:
Proceeds from issuance of long-term debt and other financing obligations	40.0	91.7
Proceeds from recapitalization, net of issuance costs	434.5	—
Capital contribution	5.2	—
Proceeds from sale-leaseback financing	5.0	46.0
Repayment of long-term debt	(461.7)	(10.3)
Repayment of capital leases and other financing obligations	(62.1)	(36.4)
Capital redemption	(97.9)	—
Net cash (used in) provided by financing activities	(137.0)	91.0
Effect of foreign currency exchange rates on cash	3.3	2.7
Net (decrease) increase in cash	(68.3)	107.7
Cash at beginning of period	120.7	13.0
Cash at end of period	$52.4	$120.7

Supplemental cash flow information:
Cash paid for income taxes, net	$4.5	$3.6
Cash paid for interest	$58.6	$157.4
Non-cash purchases of property and equipment	$65.7	$55.3

CYXTERA TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP RESULTS
For Years Ended December 31, 2021, and 2020
(unaudited, in millions)

	2021	2020
Net Loss to EBITDA Reconciliation:
Net loss	$(257.9)	$(122.8)
Depreciation and amortization	240.6	231.8
Interest and other expenses, net	165.0	169.7
Income tax (benefit) expense	(47.8)	3.5
EBITDA	99.9	282.2
Transaction Adjustments
Equity-based compensation	9.5	7.4
Straight-line rent adjustment	3.1	2.9
Amortization of Favorable / Unfavorable Leasehold Interest & ARO accretion	3.4	3.5
Stand-up separation & other	4.2	11.1
Restructuring costs & other	73.6	6.0
Transaction - related costs	5.2	—
Change in fair value of warrant liabilities	25.5	—
Impairment of note and other receivables from affiliate	—	(97.7)
Total Adjustments	124.5	(66.7)
Transaction Adjusted EBITDA	$224.4	$215.6
Note: Numbers may not foot or cross-foot due to rounding

CYXTERA TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP RESULTS
For Three Months Ended December 31, 2021, and 2020
(unaudited, in millions)

	Q4 2021	Q4 2020
Net Loss to EBITDA Reconciliation:
Net (loss) income	$(65.6)	$71.4
Depreciation and amortization	60.0	59.4
Interest and other expenses, net	34.5	39.8
Income tax benefit	(10.9)	(19.2)
EBITDA	18.0	151.4
Transaction Adjustments
Equity-based compensation	4.1	1.7
Straight-line rent adjustment	0.6	0.7
Amortization of Favorable / Unfavorable Leasehold Interest & ARO accretion	0.8	0.9
Stand-up separation & other	0.4	6.3
Restructuring costs & other	1.3	2.0
Change in fair value of warrant liabilities	22.8	—
Impairment of note and other receivables from affiliate	—	(115.9)
Total Adjustments	30.0	(104.2)
Transaction Adjusted EBITDA	$48.0	$47.2
Note: Numbers may not foot or cross-foot due to rounding
Press Contact:
Xavier Gonzalez
Cyxtera
xavier.gonzalez@cyxtera.com
IR Contact:
Greer Aviv
Cyxtera
IR@cyxtera.com